SCUDDER                                                         [logo]


Scudder Cash Investment Trust

Supplement to Prospectus
Dated November 1, 1996

The following text should be inserted in the section entitled Investment adviser on page 8.

The Fund's fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.



July 29, 1997


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SCUDDER                                                          [logo]

                                                              July 29, 1997

Dear Scudder Investor,

   On the reverse side, you will find certain supplemental information regarding the payment of fees to Scudder, Stevens & Clark, Inc. as the investment adviser to Scudder Cash Investment Trust.

   If you have questions about this information, or about the Fund in general, please call us at 1-800-225-2470. We will be happy to help you.

Sincerely,

/s/David S. Lee

David S. Lee
President, Scudder Investor Services, Inc.




            This letter is for explanatory purposes and is not part
               of the prospectus supplement on the reverse side.



                                 (over, please)